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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2000


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                          SAN JUAN BASIN ROYALTY TRUST
                   (Exact name of Registrant as specified in
                  the San Juan Basin Royalty Trust Indenture)



           TEXAS                        1-8032                  75-6279898
     (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

BANK ONE, TEXAS, N.A.
  CORPORATE TRUST                                                 76113
    DEPARTMENT                                                 (Zip code)
   P.O. BOX 2604
  FORT WORTH, TEXAS
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        In a press release dated June 20, 2000, a copy of which is attached hereto as Exhibit 99.1, Bank One Texas, N.A., Trustee of the San Juan Basin Royalty Trust, announced today the partial settlement of its claims relating to a gas imbalance with respect to production from mineral properties currently operated by Burlington Resources Oil & Gas Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1    --        Press release, dated June 20, 2000.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BANK ONE, TEXAS, N.A.
                                     TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST



                                     By: /s/ Lee Ann Anderson
                                        ----------------------------------------
                                             Lee Ann Anderson
                                             Vice President


Date:    June 20, 2000
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                               INDEX TO EXHIBITS


NO.                        DESCRIPTION
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99.1                       Press release, dated June 20, 2000.